NEWS RELEASE

Cleveland-Cliffs Inc. Provides Company Update

CLEVELAND, OH – April 15, 2020 – Cleveland-Cliffs Inc. **(NYSE: CLF)** (the "Company") today provided the following company update.

Cliffs' Chairman, President, and Chief Executive Officer Lourenco Goncalves said, "The constantly evolving COVID-19 situation has been an ongoing backdrop for the actions we have taken to keep our employees and our Company healthy for the long term. With these goals in mind, we have made several adjustments to our operating profile and workplace safety procedures." Mr. Goncalves added, "Automotive manufacturing has always been the backbone of the Cleveland-Cliffs business, even before the acquisition of AK Steel. As such, we have performed stress tests of our liquidity in the most extreme scenarios imaginable to us, which includes a prolonged demand outage and irrational prices for iron ore and hot rolled steel. After performing these stress tests, we have concluded that we are very comfortable with our forward looking liquidity position."

Cliffs' business updates include the following:

Steel and iron ore are considered essential by states in which the Company operates. Iron ore pellet, automotive (limited) and non-automotive steel shipments continue to be delivered as customers for all of these products continue to place orders.

Liquidity Stress Test

In the "extreme stress case" scenario and not including proceeds from any additional financing, liquidity reaches a trough of $370 million in September 2020 and then improves. **Management notes that it does not expect the assumptions below to materialize.**

Extreme Stress Test Assumptions:

- U.S. automotive plants remain shut down through the end of June 2020
- Slow recovery in production during second half of 2020
- Approximately 6 million new automotive builds from April 1, 2020 through December, 31, 2020
- Full-year AK Steel flat-rolled shipments of approximately 3 million short tons (from March 13, 2020)
- Full-year third party pellet sales of approximately 12 million long tons
- US HRC: averages $480/t in Q2 and Q3; $525/t in Q4

- IODEX: averages $70 between April 1, 2020 and December, 31, 2020
- Atlantic Basin Pellet Premium: averages $29 between April 1, 2020 and December, 31, 2020
- Cash burn rate: averages approximately $120 million per month during second quarter. Improves if shutdowns continue (as fixed costs become variable)

COVID-19

- Employees check temperatures and symptoms before entering workplace each day
- Work-from-home policy for those who are able was put in place ahead of government guidelines
- Overly stringent social distancing procedures were put in place within operating facilities
- Deep cleaning of operational facilities 24 hours per day

Impact on Operations

- Temporarily idled until market conditions improve:
  - Dearborn Works
  - All Precision Partners Facilities
  - Toledo HBI Construction
  - Approximately 65% of AK Tube Production
- Extended outage:
  - Mansfield Works
  - Butler Works
- Indefinitely idled: AK Coal
- Production to be idled in mid-April:
  - Northshore mine (planned restart in August 2020)
  - Tilden mine (planned restart in July 2020)

Cost Cutting/Liquidity Relief

- Variable costs (approximately 75% of total) largely eliminated at idled facilities
- Ability to reduce/defer annual capital expenditures by approximately $200 million in stress case
- Run rate synergy achievement of $120 million per year accelerated to October 2020 (previously March 2021)
- Working capital release from reduction of finished pellet inventories related to idle of Northshore and Tilden mines
- Plan to suspend future dividends (pro forma cash obligation of ~$100 million per year)
- 40% pay decrease for CEO
- Anticipate ~$150 million in liquidity relief from CARES Act (AMT refund acceleration, deferral of Social Security tax and pension contributions)

Preliminary First Quarter Results (only includes AK Steel results from March 13, 2020 to March 31, 2020)[1]

- Revenues: approximately $345 million to $375 million
- Adjusted EBITDA[2]: approximately $15 million to $25 million
- Mining and Pelletizing Sales volume: approximately 2.1 million long tons (including third-party sales volume of approximately 1.4 million long tons)
- Flat-rolled steel shipments: approximately 200,000 short tons (only including sales from March 13, 2020 to March 31, 2020)
- Pre-merger AK Steel flat-rolled steel shipments: approximately 1.1 million short tons for the period January 1, 2020 to March 12, 2020 (not included in revenues)

Liquidity (as of March 31, 2020)

- Total Liquidity: approximately $1 billion
  - Cash: approximately $200 million
  - ABL Availability: approximately $800 million
  - Borrowing Base: approximately $1.8 billion
  - Letters of Credit: approximately $200 million

[1] We have not yet finalized our financial results for the three months ended March 31, 2020. However, based on our unaudited preliminary analysis, we estimate that we will have the following selected results for the three months ended March 31, 2020.
[2] We are unable to reconcile, without unreasonable effort, our forecasted range of adjusted EBITDA to its most directly comparable GAAP financial measure, net income, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability. For the same reasons, we are unable to address the probable significance of the unavailable information.

About Cleveland-Cliffs

Founded in 1847, Cleveland-Cliffs is among the largest vertically integrated producers of differentiated iron ore and steel in North America. With an emphasis on non-commoditized products, Cleveland-Cliffs is uniquely positioned to supply both customized iron ore pellets and sophisticated steel solutions to a quality-focused customer base, with an industry-leading market share in the automotive industry. A commitment to environmental sustainability is core to our business operations and extends to how we partner with stakeholders across our communities and the steel value chain. Headquartered in Cleveland, Ohio, Cleveland-Cliffs employs approximately 12,000 people across mining and steel manufacturing operations in the United States, Canada and Mexico.

Forward-looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this communication, words such as “anticipate,” “assume,” “believe,” “build,” “continue,” “create,” “design,” “estimate,” “expect,” “focus,” “forecast,” “future,” “goal,” “guidance,” “imply,” “intend,” “look,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “strategy,” “target,” “work,” “could,” “may,” “should,” “will,” “would” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements with respect to our business, strategy and plans, expectations relating to the merger

(the "Merger") between Cliffs and AK Steel Holding Corporation ("AK Steel") and future financial condition and performance, including our financial results as of and for the three months ended March 31, 2020, which have not yet been finalized. We caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the severe financial hardship, bankruptcy, temporary or permanent shut downs or operational challenges, due to the ongoing novel strain of coronavirus ("COVID-19") pandemic or otherwise, of one or more of our major customers, including customers in the automotive market, key suppliers or contractors, which among other adverse effects, could lead to reduced demand for our products, increased difficulty collecting receivables and customers and/or suppliers/contractors asserting force majeure or other reasons for not performing their contractual obligations to us; the uncertainty and weaknesses in global economic conditions, including downward pressure on prices caused by the ongoing COVID-19 pandemic, oversupply of imported products, reduced market demand and risks related to U.S. government actions with respect to Section 232 of the Trade Expansion Act (as amended by the Trade Act of 1974), the United States-Mexico-Canada Agreement and/or other trade agreements, treaties or policies; the uncertainties associated with the highly competitive and highly cyclical steel industry and reliance on the demand for steel from the automotive industry; the continued volatility of iron ore and steel prices and other trends, which may impact the price adjustment calculations under certain of our sales contracts; our ability to cost-effectively achieve planned production rates or levels, including at our hot briquetted iron ("HBI") plant once we re-start construction activities, and to resume full operations, at our facilities that are temporarily idled due to the COVID-19 pandemic; our ability to successfully identify and consummate any strategic investments or development projects, including our HBI plant; the impact of our steel-making furnace customers reducing their steel production due to the COVID-19 pandemic or increased market share of steel produced using other methods or lighter-weight steel alternatives, including aluminum; our ability to maintain adequate liquidity, our level of indebtedness and the availability of capital could limit cash flow available to fund working capital, planned capital expenditures, acquisitions and other general corporate purposes or ongoing needs of our business; our actual economic iron ore reserves or reductions in current mineral estimates, including whether any mineralized material qualifies as a reserve; the outcome of any contractual disputes with our customers, joint venture partners or significant energy, material or service providers or any other litigation or arbitration; problems or uncertainties with sales volume or mix, productivity, transportation, environmental liabilities, employee benefit costs and other risks of the steel and mining industries; impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; our ability to maintain appropriate relations with unions and employees; the ability of our customers, joint venture partners and third party service providers to meet their obligations to us on a timely basis or at all; the events or circumstances that could impair or adversely impact the viability of a production plant or mine and the carrying value of associated assets, as well as any resulting impairment charges; the uncertainties associated with natural disasters, weather conditions, unanticipated geological conditions, supply or price of energy, equipment failures and other unexpected events; the unpredictability and severity of catastrophic events, including acts of terrorism or outbreak of war or hostilities, as well as management's responses to any of the aforementioned factors; adverse changes in interest rates and tax laws; the potential existence of significant deficiencies or material weakness in our internal control over financial reporting; our ability to realize the anticipated benefits of the Merger and to successfully integrate the businesses of AK Steel into our existing businesses, including uncertainties associated with maintaining relationships with customers, vendors and employees, as well as realizing the estimated future synergies; the possibility that the Merger may be less accretive than expected, and may be dilutive, to our earnings per share, whether as a result of adverse changes in market conditions, volatility in the commodity prices for iron ore and/or steel, adverse regulatory developments or otherwise; additional debt we assumed or issued in connection with the Merger may negatively impact our credit profile and limit our financial flexibility; changes in the cost of raw materials and supplies; supply chain disruptions or poor quality of raw materials or supplies, including scrap, coal, coke and alloys; disruptions in, or failures of, our information technology systems,

including those related to cybersecurity; unanticipated costs associated with healthcare, pension and other postretirement benefits obligations; and other risks described under the caption “Risk Factors” in Cliffs’ and AK Steel’s Annual Reports on Form 10-K for the year ended December 31, 2019 and other periodic reports filed with the Securities and Exchange Commission.

Unless expressly stated otherwise, forward-looking statements are based on the expectations and beliefs of the Cliffs management team based on information currently available. Forward-looking statements are subject to inherent risks and uncertainties and are based on assumptions and estimates that are inherently affected by the operations and business environment of Cliffs, including economic, competitive, regulatory and operational risks, many of which are beyond the control of Cliffs and which are difficult to predict and may turn out to be wrong. The foregoing list of factors should not be construed to be exhaustive. There is no assurance that the actions, events or results of the forward-looking statements will occur, or, if any of them do, when they will occur or what effect they will have on the results of operations, financial condition or cash flows of Cliffs. In view of these uncertainties, Cliffs cautions that investors should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Cliffs undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Source: Cleveland-Cliffs Inc.

MEDIA CONTACT:
Patricia Persico
Director, Corporate Communications
(216) 694-5316

INVESTOR CONTACT:
Paul Finan
Director, Investor Relations
(216) 694-6544

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